UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2008

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Cordex Pharma, Inc.

(Exact Name of Registrant as Specified in Charter)

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Nevada	000-33023	86-0982792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

470 Nautilus Street, Suite 300, La Jolla, CA 92073

(Address of Principal Executive Offices) (Zip Code)

(858) 551-5700

Registrant’s telephone number, including area code

Duska Therapeutics, Inc.

(Former Name or Former Address, if Changed Since Last Report)

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Copies to:

Hank Gracin, Esq.

Lehman & Eilen, LLP

20283 State Route 7, Suite 300

Boca Raton, Florida 33498

(561) 237-0804

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

On December 19, 2008, Cordex Pharma, Inc. f/k/a Duska Therapeutics, Inc. (“Cordex”) (1) dismissed Stonefield Josephson, Inc. (“Stonefield”) as its independent registered public accounting firm responsible for auditing its financial statements and (2) retained Morison Cogen LLP (“Morison”) as its new independent registered public accounting firm responsible for auditing its financial statements .

Stonefield’s reports on Cordex’s financial statements for the two years ended December 31, 2006 and 2007, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles, except that the report for the year ended December 31, 2006 contained an explanatory paragraph stating that the Company's significant operating losses and negative cash flows from operations and accumulated deficit raise substantial doubt about its ability to continue as a going concern.

The decision to dismiss Stonefield and retain Morison was recommended by the audit committee and unanimously approved by Cordex’s board of directors.

In connection with the audits of Cordex’s financial statements for the fiscal years ended December 31, 2007 and 2006, and in the subsequent interim period through December 19, 2008 (the date of dismissal of the former accountant), there were no disagreements with Stonefield on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years.  During the fiscal year ended December 31, 2007 and through December 19, 2008, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-K. There were no events otherwise reportable under Item 304(a)(1)(iv) of Regulation S-K.

During Cordex’s two most recent fiscal years and through December 19, 2008 (the date of engagement), Cordex did not consult with Morison regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on Cordex’s financial statements, in either case where written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or with any of the matters outlined in Item 304(a)(2)(ii) of Regulation S-K.

Cordex provided Stonefield with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested Stonefield to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree. A copy of Stonefield’s letter dated January 9, 2009, is attached hereto as Exhibit 16.1

Item 9.01

Financial Statements and Exhibits.

(a) - (c)

N/A

(d)

Exhibits

Exhibit No.	Description

16.1	Letter dated January 9, 2009, from Stonefield Josephson, Inc. to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2009

CORDEX PHARMA, INC.

By:	/s/ Dr. JAMES KUO
Name:	Dr. James Kuo
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated January 9, 2009, from Stonefield Josephson, Inc. to the Securities and Exchange Commission